UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): April 28, 2003




                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                    0-11688                 95-3889638
            --------                    -------                 ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

       Lakepointe Centre I,
   300 E. Mallard, Suite 300
          Boise, Idaho                                            83706
          ------------                                            -----
(Address of principal executive offices)                        (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated April 28, 2003, entitled "AMERICAN ECOLOGY POSTS $17.2 MILLION FIRST QUARTER LOSS"

ITEM 9.  REGULATION FD DISCLOSURE

In accordance with interim guidance, American Ecology Corporation ("the Company") is providing information required under Item 12. Disclosure of Results of Operations and Financial Condition under Item 9.

On April 28, 2003, the Company issued a press release entitled "AMERICAN ECOLOGY POSTS $17.2 MILLION FIRST QUARTER LOSS". The press release, dated April 28, 2003, is attached as Exhibit 99 and incorporated by reference herein.


This Form 8-K contains forward-looking statements related to unknown risks and uncertainties. These risks include, but are not limited to access to capital, as well as compliance with and changes to applicable laws and regulations, exposure to litigation, access to insurance and financial assurances, new technologies, competitive environment, labor issues, loss of major contracts, and ability to economically dispose of the Oak Ridge facility. The audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002 contains additional risk factors and an expanded disclosure of these risks. When the Company uses words like "may," "believes," "expects," "anticipates," "should," "estimate," "project," "plan," their opposites and similar expressions, the Company is making forward-looking statements. These terms are most often used in statements relating to business plans, strategies, anticipated benefits or projections about the anticipated revenues, earnings or other aspects of our operating results. The Company makes these statements in an effort to keep stockholders and the public informed about our business based on our current expectations about future events. Such statements should be viewed with caution and are not guarantees of future performance or events. Our business is subject to uncertainties, risks and other influences, many of which the Company has no control over. Additionally, these factors, either alone or taken together, could have a material adverse effect on the Company and could change whether any forward-looking statement ultimately turns out to be true. The Company undertakes no obligation to publicly release updates or revisions to these statements. The above discussion should be read in conjunction with the audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               AMERICAN ECOLOGY CORPORATION
                               (Registrant)

Date: April 29, 2003           By:/S/ James R. Baumgardner
                               James R. Baumgardner
                               Senior Vice President and Chief Financial Officer